UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 29, 2014

Date of Report (Date of earliest event reported)

Multiplayer Online Dragon, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54030	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

9477 Greenback Lane

Suite 524A

Folsom, CA 95630

(Address of Principal Executive Offices)

(646) 653-1910

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 Other Events

On October 29, 2014, upon approval from the Financial Industry Regulatory Authority (“FINRA”), Multiplayer Online Dragon, Inc., a Nevada corporation (the “Company”) effected a 1-for-10 reverse stock split of all of its issued and outstanding shares of common stock (the “Stock Split”). The Stock Split will decrease the number of the Company’s issued and outstanding common stock to 9,700,000 from the current 97,000,000. The Stock Split will not affect the number of the Company’s authorized common stock or its par value, which remain at 300,000,000 and $0.0001 par value per share, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIPLAYER ONLINE DRAGON, INC.
a Nevada corporation

Dated: October 31, 2014	By:	/s/ William Delgado
William Delgado President